                                                                  EXHIBIT (g)(2)

                           MASTER DELEGATION AGREEMENT

         AGREEMENT, dated as of June 30, 2005 by and between INVESTORS BANK & TRUST COMPANY, a Massachusetts trust company (the "Delegate"), and each of the registered investment companies (each a "Fund" and collectively "the Funds") listed on Appendix A) and their portfolios.

         WHEREAS, pursuant to the provisions of Rule 17f-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the terms and conditions set forth herein, the Board of Directors / Trustees of each Fund desires to delegate to the Delegate certain responsibilities concerning Foreign Assets (as defined below), and the Delegate hereby agrees to retain such delegation, as described herein; and

         WHEREAS, pursuant to the provisions of Rule 17f-7 under the 1940 Act, and subject to the terms and conditions set forth herein, the Board of Directors / Trustees of each Fund desires to retain the Delegate to provide certain services concerning Foreign Assets, and the Delegate hereby agrees to provide such services, as described herein;

         NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto agree as follows:

1.       DEFINITIONS

         Capitalized terms in this Agreement have the following meanings:

         a. Authorized Representative

            Authorized Representative means any one of the persons who are empowered, on behalf of the parties to this Agreement, to receive notices from the other party and to send notices to the other party.

         b. Board

            Board means the Board of Directors / Trustees (or the body authorized to exercise authority similar to that of the board of directors of a corporation) of each Fund.

         c. Country Risk

            Country Risk means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's financial infrastructure (including any Securities Depositories operating in such country); prevailing custody and settlement practices; and laws applicable to the safekeeping and recovery of Foreign Assets held in custody.

         d. Eligible Foreign Custodian

            Eligible Foreign Custodian has the meaning set forth in Rule 17f-5(a)(1) and it is understood that such term includes foreign branches of U.S. Banks (as the term "U.S. Bank" is defined in Rule 17f-5(a)(7)).

         e. Foreign Assets

            Foreign Assets has the meaning set forth in Rule 17f-5(a)(2)

         f. Foreign Custody Manager

            Foreign Custody Manager has the meaning set forth in Rule
17f-5(a)(3).

         g. Securities Depository

            Securities Depository has the meaning set forth in Rule
17f-4(a).

         h. Monitor

            Monitor means to re-assess or re-evaluate, at reasonable intervals, a decision, determination or analysis previously made.

2.       REPRESENTATIONS

         a. Delegate's Representations

            Delegate represents that it is a trust company chartered under the laws of the Commonwealth of Massachusetts. Delegate further represents that the persons executing this Agreement and any amendment or appendix hereto on its behalf are duly authorized to so bind the Delegate with respect to the subject matter of this Agreement.

         b. Fund's Representations

            Fund represents that the Board has determined that it is reasonable to rely on Delegate to perform the responsibilities described in this Agreement. Fund further represents that the persons executing this Agreement and any amendment or appendix hereto on its behalf are duly authorized to so bind the Fund with respect to the subject matter of this Agreement.

3.       JURISDICTIONS AND DEPOSITORIES COVERED

         a. Initial Jurisdictions and Depositories

            The authority delegated by this Agreement in connection with Rule 17f-5 applies only with respect to Foreign Assets held in the jurisdictions listed in Appendix B1. Delegate's responsibilities under this Agreement in connection with Rule 17f-7 apply only with respect to the Securities Depositories listed in Appendix B2. Upon the creation of a new Securities Depository in any of the jurisdictions listed in Appendix A1 at the time of such creation, such Securities Depository will automatically be deemed to be listed in Appendix B2 and will be covered by the terms of this Agreement.

         b. Added Jurisdictions and Depositories

            Jurisdictions and related Securities Depositories may be added to Appendix B1 and Appendix B2, respectively, by written agreement in the form of Appendix C. Delegate's responsibility and authority with respect to any jurisdiction or Securities Depository, respectively, so added will commence at the later of (i) the time that Delegate's Authorized Representative and Board's Authorized Representative have both executed a copy of Appendix C listing such jurisdiction and/or Securities Depository, or (ii) the time that Delegate's Authorized Representative receives a copy of such fully executed Appendix C.

         c. Withdrawn Jurisdictions

            Board may withdraw its (i) delegation to Delegate with respect to any jurisdiction or (ii) retention of Delegate with respect to any Securities Depository, upon written notice to Delegate. Delegate may withdraw its (i) acceptance of delegation with respect to any jurisdiction or (ii) retention with respect to any Securities Depository, upon written notice to Board. Ten days (or such longer period as to which the parties agree in such event) after receipt of any such notice by the Authorized Representative of the party other than the party giving notice, Delegate shall have no further responsibility or authority under this Agreement with respect to the jurisdiction(s) or Securities Depository as to which delegation is withdrawn.

4.       DELEGATION OF AUTHORITY TO ACT AS FOREIGN CUSTODY MANAGER

         a. Selection of Eligible Foreign Custodians

            Subject to the provisions of this Agreement and the requirements of Rule 17f-5 (and any other applicable law), Delegate is authorized and directed to place and maintain Foreign Assets in the care of any Eligible Foreign Custodian(s) selected by Delegate in each jurisdiction to which this Agreement applies, except that Delegate does not accept such authorization and direction with regard to Securities Depositories.

         b. Contracts With Eligible Foreign Custodians

            Subject to the provisions of this Agreement and the requirements of Rule 17f-5 (and any other applicable law), Delegate is authorized to enter into, on behalf of Fund, such written contracts governing Fund's foreign custody arrangements with such Eligible Foreign Custodians as Delegate deems appropriate.

5.       MONITORING OF ELIGIBLE FOREIGN CUSTODIANS AND CONTRACTS

         In each case in which Delegate has exercised the authority delegated under this Agreement to place Foreign Assets with an Eligible Foreign Custodian, Delegate is authorized to, and shall, on behalf of Fund, establish a system to Monitor the appropriateness of maintaining Foreign Assets with such Eligible Foreign Custodian. In each case in which Delegate has exercised the authority delegated under this Agreement to enter into a written contract governing Fund's foreign custody arrangements, Delegate is authorized to, and shall, on behalf of Fund, establish a system to Monitor the appropriateness of such contract.

6.       SECURITIES DEPOSITORIES

         a. In accordance with the requirements of Rule 17f-7, Delegate shall, upon execution of this Agreement, provide the Fund or its investment adviser with an analysis of the custody risks associated with maintaining assets with each Securities Depository listed on Appendix B2 hereto.

         b. In accordance with the requirements of Rule 17f-7, Delegate shall Monitor the custody risks associated with maintaining assets with each Securities Depository listed on Appendix B2 hereto on a continuing basis, and shall promptly notify the Fund or its investment adviser of any material change in such risks.


7.       GUIDELINES AND PROCEDURES FOR THE EXERCISE OF DELEGATED AUTHORITY

         a. Board's Conclusive Determination Regarding Country Risk

            In exercising its delegated authority under this Agreement, Delegate may assume, for all purposes, that Board (or Fund's investment advisor, pursuant to authority delegated by Board) has considered, and pursuant to its fiduciary duties to Fund and Fund's shareholders, determined to accept, such Country Risk as is incurred by placing and maintaining Foreign Assets in the jurisdictions to which this Agreement applies. In exercising its delegated authority under this Agreement, Delegate may also assume that Board (or Fund's investment advisor, pursuant to authority delegated by Board) has, and will continue to, Monitor such Country Risk to the extent Board deems necessary or appropriate.

            Except as specifically described herein, nothing in this Agreement shall require Delegate to make any selection or to engage in any Monitoring on behalf of Fund that would entail consideration of Country Risk.

         b.       Selection of Eligible Foreign Custodians

                  In exercising the authority delegated under this Agreement to place Foreign Assets with an Eligible Foreign Custodian, Delegate shall determine that Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the market in which the Foreign Assets will be held, after considering all factors relevant to the safekeeping of such Foreign Assets, including, without limitation;

                  i. The Eligible Foreign Custodian's practices, procedures, and internal controls, including, but not limited to, the physical protections available for certificated securities (if applicable), the method of keeping custodial records, and the security and data protection practices;

                  ii. Whether the Eligible Foreign Custodian has the financial strength to provide reasonable care for Foreign Assets;

                  iii. The Eligible Foreign Custodian's general reputation and standing;

                  iv. Whether Fund will have jurisdiction over and be able to enforce judgments against the Eligible Foreign Custodian, such as by virtue of the existence of any offices of the Eligible Foreign Custodian in the

                           United States or the Eligible Foreign Custodian's consent to service of process in the United States;

                  v. In the case of an Eligible Foreign Custodian that is a banking institution or trust company, any additional factors and criteria set forth in Appendix D to this Agreement; and

         c. Evaluation of Written Contracts

            In exercising the authority delegated under this Agreement to enter into written contracts governing Fund's foreign custody arrangements with an Eligible Foreign Custodian, Delegate shall determine that such contracts provide reasonable care for Foreign Assets based on the standards applicable to Eligible Foreign Custodians in the relevant market. In making this determination, Delegate shall ensure that the terms of such contracts comply with the provisions of Rule 17f-5(c)(2).

         d. Monitoring of Eligible Foreign Custodians

            In exercising the authority delegated under this Agreement to establish a system to Monitor the appropriateness of maintaining Foreign Assets with an Eligible Foreign Custodian or the appropriateness of a written contract governing Fund's foreign custody arrangements, Delegate shall consider any factors and criteria set forth in Appendix E to this Agreement. If, as a result of its Monitoring of Eligible Foreign Custodian relationships hereunder or otherwise, the Delegate determines in its sole discretion that it is in the best interest of the safekeeping of the Foreign Assets to move such Foreign Assets to a different Eligible Foreign Custodian, the Fund shall bear any expense related to such relocation of Foreign Assets.

8.       STANDARD OF CARE

         a. In exercising the authority delegated under this Agreement with regard to its duties under Rule 17f-5, Delegate agrees to exercise such reasonable care, prudence and diligence as is customary for persons having responsibility for the safekeeping of Foreign Assets of an investment company registered under the 1940 Act to exercise.

         b. In carrying out its responsibilities under this Agreement with regard to Rule 17f-7, Delegate agrees to exercise such reasonable care, prudence and diligence as is customary for a person having responsibility for the safekeeping of Foreign Assets of an investment company registered under the 1940 Act to exercise.

9.       REPORTING REQUIREMENTS

         Delegate agrees to provide written reports notifying Board of the placement of Foreign Assets with a particular Eligible Foreign Custodian and of any material change in Fund's arrangements with such Eligible Foreign Custodians. Such reports shall be provided to Board quarterly for consideration at the next regularly scheduled meeting of the Board or earlier if deemed necessary or advisable by the Delegate in its sole discretion, with notice to the Authorized Representative.

10.      PROVISION OF INFORMATION REGARDING COUNTRY RISK

         With respect to the jurisdictions listed in Appendix B1, or added thereto pursuant to Article 3, Delegate agrees to provide the Board and the Fund's investment adviser with access to Eyes to the World(TM), a service available through the Delegate's Web Site at www.ibtco.com, containing information relating to Country Risk, if available, as is specified in Appendix F to this Agreement. Such information relating to Country Risk shall be updated from time to time as the Delegate deems necessary.

11.      LIMITATION OF LIABILITY.

         a. Notwithstanding anything in this Agreement to the contrary, in no event shall the Delegate or any of its officers, directors, employees or agents (collectively, the "Delegate Indemnified Parties") be liable to the Fund or any third party, and the Fund shall indemnify and hold the Delegate and the Delegate Indemnified Parties harmless from and against any and all loss, damage, liability, actions, suits, claims, and reasonable costs and expenses, including reasonable legal fees, (a "Claim") arising as a result of any act or omission of the Delegate or any Delegate Indemnified Party under this Agreement, except to the extent that any Claim results from the negligence, willful misfeasance, bad faith, or reckless disregard of its duties on the part of the Delegate or any Delegate Indemnified Party. Without limiting the foregoing, neither the Delegate nor the Delegate Indemnified Parties shall be liable for, and the Delegate and the Delegate Indemnified Parties shall be indemnified against, any Claim arising as a result of:

                  i. Any act or omission by the Delegate or any Delegate Indemnified Party in reasonable good faith reliance upon the terms of this Agreement, any resolution of the Board, telegram, telecopy, notice, request, certificate or other instrument from an Authorized Representative reasonably believed by the Delegate to be genuine; or

                  ii. Any information that the Delegate provides or does not provide under Section 10 hereof.

         b. The Delegate agrees to indemnify and hold harmless each Fund, its Directors / Trustees, and its affiliates and their officers and employees ("Fund Indemnified Parties") from and against any and all Claims arising as a result of any act or omission of the Delegate or any Delegate Indemnified Party under this Agreement to the extent resulting from the negligence, willful malfeasance, bad faith, or reckless disregard of its duties on the part of the Delegate or the Delegate Indemnified Parties.

         c. Notwithstanding anything to the contrary in this Agreement, in no event shall a party be liable to the other party or any third party for lost profits or lost revenues or any special, consequential, punitive or incidental damages of any kind whatsoever in connection with this Agreement or any activities hereunder.

12.      EFFECTIVENESS AND TERMINATION OF AGREEMENT

         This Agreement shall be effective as of the later of the date of execution on behalf of Fund or Delegate and shall remain in effect until terminated as provided herein. This Agreement may be terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective 30 days after receipt by the non-terminating party of such notice.

13.      AUTHORIZED REPRESENTATIVES AND NOTICES

         The respective Authorized Representatives of Fund and Delegate, and the addresses to which notices and other documents under this Agreement are to be sent to each, are as set forth in Appendix G. Any Authorized Representative of a party may add or delete persons from that party's list of Authorized Representatives by written notice to an Authorized Representative of the other party.

14.      GOVERNING LAW

         This Agreement shall be constructed in accordance with the laws of the Commonwealth of Massachusetts without regard to principles of choice of law.

15.      BUSINESS RECOVERY.

         The Bank represents and warrants that it has and will continue to have in place a commercially reasonable business recovery program.

16.      FORCE MAJEURE.

         Notwithstanding anything otherwise to the contrary in this Agreement, no party shall be liable to the other for any loss or liability arising from any acts of God, earthquakes, fires, floods, storms or other disturbances of nature, epidemics, strikes, riots, nationalization, expropriation, currency restrictions, acts of war, civil war or terrorism, insurrection, nuclear fusion, fission or radiation, the interruption, loss or malfunction of utilities, transportation or computers (hardware or software) and computer facilities, the unavailability of energy sources and other similar happenings or events, except to the extent that any such loss or liability results from the failure of the Delegate to (a) maintain a commercially reasonable business recovery program, and (b) act reasonably to mitigate, as soon as practicable, the specific occurrence or event.

17. Amendments. This Agreement may not be altered or amended, except by an instrument in writing, executed by both parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.




                                        INVESTORS BANK & TRUST COMPANY



                                        By:  /s/ Robert D. Mancuso
                                             -----------------------------------
                                        Name:  Robert D. Mancuso
                                        Title: Senior Vice President



                                        ECLIPSE FUNDS
                                        ECLIPSE FUNDS INC.



                                        By:  /s/ Gary E. Wendlandt
                                             -----------------------------------
                                        Name:  Gary E. Wendlandt
                                        Title: President



                                        THE MAINSTAY FUNDS



                                        By:  /s/ Christopher O. Blunt
                                             -----------------------------------
                                        Name:   Christopher O. Blunt
                                        Title:  President



                                        MAINSTAY VP SERIES FUND, INC.



                                        By:  /s/ Anne F. Pollack
                                             -----------------------------------
                                        Name:    Anne F. Pollack
                                        Title:   President

LIST OF APPENDICES

         A -- Funds

         B1 -- Jurisdictions Covered

         B2 -- Securities Depositories Covered

         C -- Additional Jurisdictions/Securities Depositories Covered

         D -- Additional Factors and Criteria To Be Applied in the Selection of Eligible Foreign Custodians That Are Banking Institutions or Trust Companies

         E -- Factors and Criteria To Be Applied in Establishing Systems For the Monitoring of Foreign Custody Arrangements and Contracts

         F -- Information Regarding Country Risk

         G -- Authorized Representatives

                                   Appendix A
                                     to the
                           Master Delegation Agreement
                             (as of January 6, 2006)


             FUND                           PORTFOLIO
             ----                           ---------

             THE MAINSTAY FUNDS             Capital Appreciation Fund
                                            Common Stock Fund
                                            Convertible Fund
                                            Diversified Income Fund
                                            Equity Index Fund
                                            Global High Income Fund
                                            Government Fund
                                            High Yield Corporate Bond Fund
                                            International Equity Fund
                                            Large Cap Growth Fund
                                            MAP Fund
                                            Mid Cap Growth Fund
                                            Mid Cap Value Fund
                                            Money Market Fund
                                            Small Cap Growth Fund
                                            Small Cap Value Fund
                                            Tax Free Bond Fund
                                            Total Return Fund
                                            Value Fund

             ECLIPSE FUNDS                  Balanced Fund
                                            Mid Cap Opportunity Fund
                                            Small Cap Opportunity Fund

             ECLIPSE FUNDS INC.             All Cap Growth Fund
                                            All Cap Value Fund
                                            Asset Manager Fund
                                            Cash Reserves Fund
                                            Conservative Allocation Fund
                                            Floating Rate Fund
                                            Growth Allocation Fund
                                            Growth Equity Fund
                                            Income Manager Fund
                                            Indexed Bond Fund
                                            Intermediate Term Bond Fund
                                            Large Cap Opportunity Fund
                                            Moderate Allocation Fund
                                            Moderate Growth Allocation Fund
                                            S&P 500 Index Fund
                                            Short Term Bond Fund

             FUND                           PORTFOLIO
             ----                           ---------

             MAINSTAY VP SERIES             Balanced Portfolio
             FUND, INC.                     Basic Value Portfolio
                                            Bond Portfolio
                                            Capital Appreciation Portfolio
                                            Cash Management Portfolio
                                            Common Stock Portfolio
                                            Conservative Allocation Portfolio
                                            Convertible Portfolio
                                            Developing Growth Portfolio
                                            Floating Rate Portfolio
                                            Government Portfolio
                                            Growth Allocation Portfolio
                                            High Yield Corporate Bond Portfolio
                                            Income & Growth Portfolio
                                            International Equity Portfolio
                                            Large Cap Growth Portfolio
                                            Mid Cap Core Portfolio
                                            Mid Cap Growth Portfolio
                                            Mid Cap Value Portfolio
                                            Moderate Allocation Portfolio
                                            Moderate Growth Allocation Portfolio
                                            S&P 500 Index Portfolio
                                            Small Cap Growth Portfolio
                                            Total Return Portfolio
                                            Value Portfolio

                                   APPENDIX B1

                              JURISDICTIONS COVERED

                 [Delete those countries that are not delegated]


                          Argentina                     Kenya
                          Austria                       Korea
                          Australia                     Latvia
                          Bahrain                       Lebanon
                          Bangladesh                    Lithuania
                          Belgium                       Luxembourg
                          Bermuda                       Malaysia
                          Bolivia                       Mauritius
                          Botswana                      Mexico
                          Brazil                        Morocco
                          Bulgaria                      Namibia
                          Canada                        Netherlands
                          Chile                         New Zealand
                          China                         Norway
                          Clearstream (Cedel)           Oman
                          Colombia                      Pakistan
                          Costa Rica                    Panama
                          Croatia                       Papau New Guinea
                          Cyprus                        Peru
                          Czech Republic                Philippines
                          Denmark                       Poland
                          Ecuador                       Portugal
                          Egypt                         Romania
                          Estonia                       Russia
                          Euroclear                     Singapore
                          Finland                       Slovak Republic
                          France                        Slovenia
                          Germany                       South Africa
                          Ghana                         Spain
                          Greece                        Sri Lanka
                          Hong Kong                     Swaziland
                          Hungary                       Sweden
                          Iceland                       Switzerland
                          India                         Taiwan
                          Indonesia                     Thailand
                          Ireland                       Turkey
                          Israel                        Ukraine
                          Italy                         United Kingdom
                          Ivory Coast                   Uruguay
                          Japan                         Venezuela
                          Jordan                        Zambia
                          Kazakhstan                    Zimbabwe



                                      B1-1

                                   APPENDIX B2

                         SECURITIES DEPOSITORIES COVERED

Argentina                  CDV                          Philippines                PCD
                           CRYL                                                    RoSS

------------------------------------------------------------------------------------------------------------------------------------
Australia                  Austraclear Ltd.             Poland                     CRBS
                           CHESS                                                   NDS
                           RITS

------------------------------------------------------------------------------------------------------------------------------------
Austria                    OeKB AG                      Portugal                   Central de Valores
                                                                                      Mobiliarios

------------------------------------------------------------------------------------------------------------------------------------
Bahrain                    None                         Romania                    NBR
                                                                                   SNCDD
                                                                                   Stock Exchange
                                                                                      Registry, Clearing &
                                                                                      Settlement

------------------------------------------------------------------------------------------------------------------------------------
Bangladesh                 None                         Russia                     DCC
                                                                                   NDC
                                                                                   VTB

------------------------------------------------------------------------------------------------------------------------------------
Belgium                    BKB                          Singapore                  CDP
                           CIK                                                     MAS

------------------------------------------------------------------------------------------------------------------------------------
Bermuda                    None                         Slovak Republic            NBS
                                                                                   SCP

------------------------------------------------------------------------------------------------------------------------------------
Botswana                   None                         Slovenia                   KDD

------------------------------------------------------------------------------------------------------------------------------------
Brazil                     CBLC                         South Africa               STRATE
                           CETIP                                                   The Central Depository
                           SELIC                                                      (Pty) Ltd.

------------------------------------------------------------------------------------------------------------------------------------
Bulgaria                   The Bulgarian National       Spain                      Banco de Espana
                               Bank                                                SCLV
                           The Central Depository

------------------------------------------------------------------------------------------------------------------------------------
Canada                     Bank of Canada               Sri Lanka                  CDS
                           CDS

------------------------------------------------------------------------------------------------------------------------------------
Chile                      DCV                          Sweden                     VPC AB

------------------------------------------------------------------------------------------------------------------------------------
China                      SSCC                         Switzerland                SIS SegaIntersettle AG
                           SSCCRC

------------------------------------------------------------------------------------------------------------------------------------



                                      B2-1

------------------------------------------------------------------------------------------------------------------------------------
Clearstream                                             Taiwan                     TSCD

------------------------------------------------------------------------------------------------------------------------------------
Colombia                   DCV                          Thailand                   TSD
                           DECEVAL

------------------------------------------------------------------------------------------------------------------------------------
Costa Rica                 CEVAL                        Turkey                     CBT
                                                                                   Takasbank

------------------------------------------------------------------------------------------------------------------------------------
Croatia                    CNB                          Ukraine                    Depository of the
                           Ministry of Finance                                        National Bank of
                           SDA                                                        Ukraine
                                                                                   MFS Depository

------------------------------------------------------------------------------------------------------------------------------------
Czech Republic             SCP                          Uruguay                    None
                           TKD

------------------------------------------------------------------------------------------------------------------------------------
Denmark                    VP                           United Kingdom             CMO
                                                                                   CREST

------------------------------------------------------------------------------------------------------------------------------------
Ecuador                    DECEVALE, S.A.               Venezuela                  BCV
                                                                                   CVV

------------------------------------------------------------------------------------------------------------------------------------
Egypt                      Misr for Clearing,           Zambia                     Bank of Zambia
                               Settlement & Dep.                                   LuSE CSD

------------------------------------------------------------------------------------------------------------------------------------
Estonia                    ECDSL                        Zimbabwe                   None

------------------------------------------------------------------------------------------------------------------------------------
Euroclear

------------------------------------------------------------------------------------------------------------------------------------
Finland                    APK

------------------------------------------------------------------------------------------------------------------------------------
France                     Sicovam SA

------------------------------------------------------------------------------------------------------------------------------------
Germany                    Clearstream

------------------------------------------------------------------------------------------------------------------------------------
Ghana                      None

------------------------------------------------------------------------------------------------------------------------------------
Greece                     Bank of Greece
                           CSD

------------------------------------------------------------------------------------------------------------------------------------
Hong Kong                  CCASS
                           CMU

------------------------------------------------------------------------------------------------------------------------------------
Hungary                    Keler Ltd.

------------------------------------------------------------------------------------------------------------------------------------
India                      CDSL
                           NSDL

------------------------------------------------------------------------------------------------------------------------------------


                                      B2-2

------------------------------------------------------------------------------------------------------------------------------------
Indonesia                  Bank Indonesia
                           PT.KSEI

------------------------------------------------------------------------------------------------------------------------------------
Ireland                    CREST
                           Gilt Settlement Office

------------------------------------------------------------------------------------------------------------------------------------
Israel                     TASE Clearing
                              House Ltd.

------------------------------------------------------------------------------------------------------------------------------------
Italy                      Banca d-Italia
                           Monte Titoli

------------------------------------------------------------------------------------------------------------------------------------
Ivory Coast*               Depositaire Central/
                              Banque de Reglement

------------------------------------------------------------------------------------------------------------------------------------
Japan                      Bank of Japan
                           JASDEC

------------------------------------------------------------------------------------------------------------------------------------
Jordan                     SDC

------------------------------------------------------------------------------------------------------------------------------------
Kazakhstan                 Kazakhstan Central
                              Securities Depository

------------------------------------------------------------------------------------------------------------------------------------
Kenya                      Central Bank of Kenya
                              Central Depository

------------------------------------------------------------------------------------------------------------------------------------
Korea                      KSD

------------------------------------------------------------------------------------------------------------------------------------
Latvia                     Bank of Latvia
                           LCD

------------------------------------------------------------------------------------------------------------------------------------
Lebanon                    Banque de Liban
                           MIDCLEAR

------------------------------------------------------------------------------------------------------------------------------------
Lithuania                  CSDL

------------------------------------------------------------------------------------------------------------------------------------
Luxembourg                 Clearstream

------------------------------------------------------------------------------------------------------------------------------------
Malaysia                   BNM (SSTS)
                           MCD

------------------------------------------------------------------------------------------------------------------------------------
Mauritius                  CDS

------------------------------------------------------------------------------------------------------------------------------------
Mexico                     S.D. Indeval

------------------------------------------------------------------------------------------------------------------------------------
Morocco                    Maroclear S.A.

------------------------------------------------------------------------------------------------------------------------------------
Netherlands                NECIGEF

------------------------------------------------------------------------------------------------------------------------------------


                                      B2-3

------------------------------------------------------------------------------------------------------------------------------------
New Zealand                New Zealand Central
                              Securities Depository

------------------------------------------------------------------------------------------------------------------------------------
Norway                     VPS

------------------------------------------------------------------------------------------------------------------------------------
Oman                       MDSRC

------------------------------------------------------------------------------------------------------------------------------------
Pakistan                   Central Depository Co.
                              of Pakistan Limited
                           State Bank of Pakistan

------------------------------------------------------------------------------------------------------------------------------------
Peru                       CAVALI

------------------------------------------------------------------------------------------------------------------------------------



* Benin, Burkina-Faso, Guinea Bissau, Mali, Nigeria, Senegal, and Togo are available through the Ivory Coast



                                      B2-4

                                   APPENDIX C

                        ADDITIONAL JURISDICTIONS COVERED



         Pursuant to Article 3 of this Agreement, Delegate and Fund agree that the following jurisdictions shall be added to Appendix A1:



                   [Insert additional countries/depositories]






Investors Bank & Trust Company


By:
     ---------------------------------------
Name:

Title:


[FUND]


By:
     ---------------------------------------
Name:

Title:




DATE:
     ---------------------------------------

                                   APPENDIX D

                  ADDITIONAL FACTORS AND CRITERIA TO BE APPLIED
                 IN THE SELECTION OF ELIGIBLE FOREIGN CUSTODIANS
                THAT ARE BANKING INSTITUTIONS OR TRUST COMPANIES


         In addition to the factors set forth in Rule 17f-5(c)(1), in selecting Eligible Foreign Custodians that are banking institutions or trust companies, Delegate shall consider the following factors, if such information is available (check all that apply):



                  None
----------

    X             Other (list below):
----------

       (i) indemnification or insurance arrangements (or any combination of the foregoing) such that each Fund will be adequately protected against the risk of loss of assets held in accordance with a contract with the Eligible Foreign Custodian;

       (ii) each Fund's assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign custodian or its creditors except a claim of payment for their safe custody or administration or, in the case of cash deposits, liens or rights in favor of creditors of the foreign custodian arising under bankruptcy, insolvency, or similar laws;

       (iii) beneficial ownership for each Fund's assets will be freely transferable without the payment of money or value other than for safe custody or administration;

       (iv) adequate records will be maintained identifying the assets as belonging to each Fund or as being held by a third party for the benefit of the Fund;

       (v) each Fund's independent public accountants will be given access to those records or confirmation of the contents of those records; and

       (vi) each Fund will receive periodic reports with respect to the safekeeping of the Fund's assets, including, but not limited to, notification of any transfer to or from the Fund's account or a third-party account containing assets held for the benefit of the Fund.


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

                                   APPENDIX E

                       FACTORS AND CRITERIA TO BE APPLIED
                IN THE ESTABLISHING SYSTEMS FOR THE MONITORING OF
                   FOREIGN CUSTODY ARRANGEMENTS AND CONTRACTS


         In establishing systems for the Monitoring of foreign custody arrangements and contracts with Eligible Foreign Custodians, Delegate shall consider the following factors, if such information is available:


       1.  Operating performance

       2.  Established practices and procedures

       3.  Relationship with market regulators

       4.  Contingency planning



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

                                   APPENDIX F

                       INFORMATION REGARDING COUNTRY RISK


         To aid the Board in its determinations regarding Country Risk, Delegate will furnish Board annually with respect to the jurisdictions specified in
Article 3, the following information:



1.       Copy of Addenda or Side Letters to Subcustodian Agreements

2.       Legal Opinion, if available, with regard to:

         a)       Access to books and records by the Fund's accountants

         b) Ability to recover assets in the event of bankruptcy of a custodian

         c)       Ability to recover assets in the event of a loss

         d)       Likelihood of expropriation or nationalization, if available

         e)       Ability to repatriate or convert cash or cash equivalents

3.       Audit Report

4.       Copy of Balance Sheet from Annual Report

5.       Country Profile Matrix containing market practice for:

         a)       Delivery versus payment

         b)       Settlement method

         c)       Currency restrictions

         d)       Buy-in practice

         e)       Foreign ownership limits

         f)       Unique market arrangements



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

                                   APPENDIX G
                           AUTHORIZED REPRESENTATIVES


The names and addresses of each party's authorized representatives are set forth below:

         A.  FUND

                  Treasurer
                  Eclipse Funds
                  Eclipse Funds, Inc.
                  The MainStay Funds
                  MainStay VP Series Fund, Inc.
                  McMorgan Funds
                  169 Lackawanna Avenue
                  Parsippany, NJ 07054

                  with a copy to:
                  Secretary
                  Eclipse Funds
                  Eclipse Funds, Inc.
                  The MainStay Funds
                  MainStay VP Series Fund, Inc.
                  169 Lackawanna Avenue
                  Parsippany, NJ 07054

                  and with a copy to
                  Secretary
                  McMorgan Funds
                  One Bush Street, Suite 800
                  San Francisco, CA 94104

         B.  DELEGATE

                  Investors Bank & Trust Company
                  200 Clarendon Street
                  P.O. Box 9130
                  Boston, MA 02117-9130
                  Attention:  Christopher E. Jones, Director, Client Management
                  Fax:  (617) 330-6033

         With a copy to:

                  Investors Bank & Trust Company
                  200 Clarendon Street
                  P.O. Box 9130
                  Boston, MA 02117-9130
                  Attention:  Andrew S. Josef, Assistant General Counsel
                  Fax:  (617) 946-1929


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